                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                        NASH-FINCH COMPANY
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                            7600 FRANCE AVENUE SOUTH
                             EDINA, MINNESOTA 55435

                            ------------------------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                         LUTHERAN BROTHERHOOD BUILDING
                625 FOURTH AVENUE SOUTH, MINNEAPOLIS, MINNESOTA
                                  MAY 9, 2000

                            ------------------------

    The 2000 Annual Meeting of Stockholders of Nash Finch Company will be held on Tuesday, May 9, 2000, at 10:00 a.m., local time, at the address shown above for the following purposes:

    1.  To elect three directors to serve for three-year terms;

    2. To consider and act upon a proposal to adopt the Nash Finch 2000 Stock Incentive Plan;

    3. To consider and act upon a proposal to amend the Nash Finch 1995 Director Stock Option Plan; and

    4.  To transact such other business as may properly come before the meeting.

    Only stockholders of record as of the close of business on March 20, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

    TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A POSTAGE PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

                                          By Order Of The Board of Directors

                                          Norman R. Soland
                                          Sr. Vice President, Secretary
                                            and General Counsel

Edina, Minnesota
April 6, 2000

                                     [LOGO]

                            7600 FRANCE AVENUE SOUTH
                             EDINA, MINNESOTA 55435
                          TELEPHONE NO. (952) 832-0534

                            ------------------------

                                PROXY STATEMENT
             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 9, 2000

                            ------------------------

                                  INTRODUCTION

    The Board of Directors of Nash Finch Company ("Nash Finch") solicits your proxy for use at the Annual Meeting of Stockholders to be held on May 9, 2000 (the "Annual Meeting"), and any adjournment or adjournments thereof. A proxy card is enclosed. Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted according to the instructions given in such proxy. Any stockholder who executes and delivers the proxy may revoke it at any time prior to its use by either (i) giving notice in writing to the Secretary of Nash Finch, (ii) filing a revoking instrument or a duly executed proxy bearing a later date with the Secretary of Nash Finch, or (iii) attending the Annual Meeting and voting said stock in person. The execution by a stockholder of a later dated proxy will revoke all proxies previously executed by such stockholder. However, a stockholder who attends the Annual Meeting need not revoke his or her proxy and vote in person unless he or she wishes to do so. This proxy material is first being mailed to Nash Finch stockholders on or about April 6, 2000.

                              PURPOSES OF MEETING

    The following business will be conducted at the Annual Meeting:

    1.  The election of three directors to serve for three-year terms;

    2. Considering and acting upon a proposal to adopt the Nash Finch 2000 Stock Incentive Plan;

    3. Considering and acting upon a proposal to amend the Nash Finch 1995 Director Stock Option Plan; and

    4.  Such other business as may properly come before the Annual Meeting.

                       OUTSTANDING SHARES; VOTING RIGHTS

    The close of business on Monday, March 20, 2000 has been fixed by the Board of Directors of Nash Finch as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. On March 20, 2000, Nash Finch had outstanding 11,410,892 shares of common stock, par value $1.66 2/3 per share ("Common Stock"), each such share entitling the holder thereof to one vote in person or by proxy at the Annual Meeting. The holders of a majority of the total shares issued and outstanding (5,705,446 shares), whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

    Shares of Common Stock represented by properly executed proxies will be voted according to the choices specified therein, and where no choice is specified, such shares will be voted (i) FOR the election of the three director nominees named in this Proxy Statement, (ii) FOR the adoption of the 2000 Stock Incentive Plan, (iii) FOR the adoption of the amendments to the 1995 Director Stock Option Plan, and (iv) with respect to any other business which may properly come before the Annual Meeting or any adjournment or adjournments thereof, according to the best judgment of the proxies named on the enclosed proxy card.

    In general, shares of Common Stock represented by a properly signed and returned proxy will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy reflects votes withheld from director nominees or an abstention (or is left blank) or reflects a "broker non-vote" on a particular matter (i.e., a proxy returned by a broker on behalf of its beneficial owner customer that is not voted on that particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

    Stockholders may vote for all nominees for director, or withhold authority to vote for all or certain nominees. Withheld shares will be treated as shares present and entitled to vote and will be counted as voted shares. In connection with the proposals to adopt the 2000 Stock Incentive Plan and the amendments to the 1995 Director Stock Option Plan, stockholders may vote for or against the proposals, or abstain. Abstentions will be treated as shares present and entitled to vote but not cast in favor of the proposal, thus having the same effect as votes against the proposal. Broker non-votes, as to a particular matter, will be treated as shares not entitled to vote, and thus will not be counted as voted shares. The election of directors and approval of the 2000 Stock Incentive Plan and the amendments to the 1995 Director Stock Option Plan require the affirmative vote of a majority of the total shares present and entitled to vote on each such matter.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    Set forth in the following table is information pertaining to persons known to Nash Finch, as of March 1, 2000, to be the beneficial owners of more than five percent of the outstanding Common Stock on that date.

NAME AND ADDRESS OF                                                     PERCENT
THE BENEFICIAL OWNER                                      AMOUNT      OF CLASS(A)
--------------------                                   ------------   -----------
Franklin Resources, Inc.,............................    920,000(b)       8.1%
Charles B. Johnson,
Rupert H. Johnson, Jr. and
Franklin Advisory Services, LLC
777 Mariners Island Blvd.
San Mateo, CA 94404

Dimensional Fund Advisors, Inc.......................    660,300(c)       5.8%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

------------------------

(a) Based upon 11,410,892 shares of Common Stock outstanding on March 1, 2000.

(b) Based upon a Schedule 13G dated January 26, 2000 reporting beneficial ownership of Common Stock by such persons as of December 31, 1999. Franklin Resources, Inc. also reported that the filing was made in its capacity as a holding company of direct and indirect investment advisory subsidiaries. Such subsidiaries advise various open or closed-end investment companies or other managed accounts pursuant to advisory contracts. The advisory contracts grant to such subsidiaries all voting and investment power over the securities owned by the advisory clients, and as a result, such subsidiaries may be deemed as the beneficial owners of such shares. These clients have the right to receive dividends from and the proceeds of the sale of such securities.

(c) Based upon a Schedule 13G dated February 11, 2000 reporting beneficial ownership of Common Stock by Dimensional Fund Advisors, Inc. as of
    December 31, 1999. Dimensional Fund Advisors, Inc. also reported that it is an investment advisor to, and investment manager for, certain investment companies, trusts and accounts, and, in such role, possesses voting and/or investment power over the shares held by such funds. All of the shares covered by the report are held by such funds and Dimensional Fund Advisors, Inc. disclaims beneficial ownership of such securities.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The following table summarizes, as of March 1, 2000, unless otherwise indicated, (a) the beneficial ownership of Common Stock by each director, nominee and executive officer named in the Summary Compensation Table and (b) the beneficial ownership of Common Stock by current directors and executive officers as a group.

                                                                                      TOTAL SHARES OF COMMON
                                                                                        STOCK BENEFICIALLY
                                                                                          OWNED(A)(B)(C)
                                        NUMBER                                      ---------------------------
                                          OF          NUMBER OF      NUMBER OF                        PERCENT
NAME OF BENEFICIAL OWNER               SHARES(A)      OPTIONS(B)   SHARE UNITS(C)     AMOUNT        OF CLASS(D)
------------------------               ---------      ----------   --------------   ----------      -----------
Carole F. Bitter.....................     3,000(e)       2,000          8,784           13,784(e)         *
Richard A. Fisher....................     4,500(f)       2,000          5,821           12,321(f)         *
Jerry L. Ford........................     8,000          1,500          2,660           12,160            *
Allister P. Graham...................    16,000          2,500          9,338           27,838            *
John H. Grunewald....................     7,000(g)       2,500          9,134           18,634(g)         *
Richard G. Lareau....................    22,392(h)       2,500              0           24,892(h)         *
Donald R. Miller.....................     9,319          2,500              0           11,819            *
Robert F. Nash.......................    86,850(i)       2,000          2,915           91,765(i)         *
Jerome O. Rodysill...................    26,015(j)       2,500          1,885           30,400(j)         *
John E. Stokely......................     4,085              0              0            4,085            *
William R. Voss......................     2,043            500          5,314            7,857            *
Ron Marshall.........................    13,500(k)      50,000              0           63,500(k)         *
John A. Haedicke.....................     6,091         30,000              0           36,091            *
William A. Merrigan..................     5,000         10,000              0           15,000            *
Bruce A. Cross.......................     8,000         10,000              0           18,000            *
Norman R. Soland.....................    13,307(l)       9,512              0           22,819(l)         *
All Directors and Executive Officers
  as a Group (24 persons)............   256,142(m)     162,012         45,851          464,005(m)       4.1%

------------------------

 * Less than 1%.

(a) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares.

(b) Represents or includes shares of Common Stock that may be acquired upon exercise of options within 60 days of March 1, 2000 by the persons and group identified in this table.

(c) Share Units represent shares of Common Stock payable to non-employee directors upon termination of service on the Board under the 1997 Non-Employee Director Stock Compensation Plan.

(d) Based upon 11,410,892 shares of Common Stock outstanding on March 1, 2000.

(e) Includes 1,000 shares owned beneficially by a trust for the benefit of Dr. Bitter's husband.

(f) Includes 4,000 shares held by a trust for the benefit of Mr. Fisher's wife for which Mr. Fisher is the trustee; and 500 shares owned beneficially by Mr. Fisher's wife as to which he may be deemed to share voting and investment power, but as to which he disclaims any beneficial interest.

(g) Includes 500 shares held by a trust for which Mr. Grunewald's wife serves as a trustee. As a result, Mr. Grunewald may be deemed to share voting and investment power for such shares, but he disclaims any beneficial interest in such shares.

(h) Includes 5,000 shares owned beneficially by Mr. Lareau's wife as to which he may be deemed to share voting and investment power, but as to which he disclaims any beneficial interest.

(i) Includes 28,082 shares owned beneficially by Mr. Nash's wife as to which he may be deemed to share voting and investment power, but as to which he disclaims any beneficial interest.

(j) Includes 12,860 shares held by a trust for the benefit of Mr. Rodysill's wife, of which Mr. Rodysill is a co-trustee with his son and as to which he shares voting and investment power.

(k) Includes 6,000 shares owned beneficially by Mr. Marshall's wife and children as to which he may be deemed to share voting and investment power, but as to which he disclaims any beneficial interest.

(l) Includes 5,371 shares that are owned beneficially by Mr. Soland and his wife jointly and as to which he shares voting and investment power.

(m) Includes 62,313 shares as to which voting and investment power are shared or may be deemed to be shared.

                             ELECTION OF DIRECTORS

NOMINATION

    The Restated Certificate of Incorporation and Bylaws of Nash Finch provide that the Board of Directors shall consist of not less than nine nor more than seventeen members, as determined from time to time by the Board of Directors, divided into three classes that are as nearly equal in size as possible. The term of each class of directors is three years, and the term of one class expires each year. The Board of Directors has determined that there will be eleven directors for the ensuing year.

    The terms of four current members of the Board of Directors will expire at the Annual Meeting. Donald R. Miller, a current director and Board Chair, will not stand for reelection. The terms of the remaining eight current members of the Board of Directors will expire as indicated below. The Board of Directors has nominated the three nominees listed below to serve as directors of Nash Finch for three-year terms, expiring at the 2003 Annual Meeting of Stockholders or until their successors are duly elected and qualified. All of the nominees currently serve as directors and have served continuously from the dates indicated below.

    The affirmative vote of a majority of the total shares represented in person or by proxy and entitled to vote is required for the election of the three nominees. It is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the three nominees named in the proxy, unless otherwise directed by the stockholder. The Board of Directors recommends a vote FOR the election of each of the nominees. While the Board of Directors has no reason to believe that any of the persons named will not be available as a candidate, if such a situation arises, the proxy will be voted to elect such other persons as determined in the discretion of the proxies named on the enclosed proxy card. Proxies cannot be voted for a greater number of persons than the number of nominees named.

INFORMATION ABOUT DIRECTORS AND NOMINEES

NAME                                    AGE              PRINCIPAL OCCUPATION          DIRECTOR SINCE
----                                  --------   ------------------------------------  --------------
NOMINEES FOR THREE-YEAR TERMS EXPIRING IN 2003:

Jerry L. Ford.......................      59     Independent business consultant            1997

Robert F. Nash......................      66     Retired Vice President and Treasurer       1968
                                                 of Nash Finch

John E. Stokely.....................      47     Independent business consultant            1999

DIRECTORS NOT STANDING FOR ELECTION THIS YEAR WHOSE TERMS EXPIRE IN 2001:

Allister P. Graham..................      64     Retired Chairman and Chief Executive       1992
                                                 Officer of The Oshawa Group Limited
                                                 (food distributor in Canada)

Richard G. Lareau...................      71     Partner, Oppenheimer Wolff &               1984
                                                 Donnelly LLP (law firm)

Ron Marshall........................      46     President and Chief Executive              1998
                                                 Officer of Nash Finch

Jerome O. Rodysill..................      71     Retired Senior Vice President of           1974
                                                 Nash Finch

DIRECTORS NOT STANDING FOR ELECTION THIS YEAR WHOSE TERMS EXPIRE IN 2002:

Carole F. Bitter....................      54     President and Chief Executive              1993
                                                 Officer of Harold Friedman, Inc.
                                                 (operator of retail supermarkets)

Richard A. Fisher...................      70     Retired Vice President--Finance and        1984
                                                 Treasurer of Network Systems
                                                 Corporation (manufacturer of data
                                                 communications systems)

John H. Grunewald...................      63     Retired Executive Vice President--         1992
                                                 Finance and Administration of
                                                 Polaris Industries, Inc.
                                                 (manufacturer of recreational
                                                 equipment)

William R. Voss.....................      46     Managing Director--Lake Pacific            1998
                                                 Partners, LLC (private investment
                                                 company)

OTHER INFORMATION ABOUT DIRECTORS AND NOMINEES

    Mr. Ford previously served as the Chief Development Officer of Jetways, Inc. from April 1, 1999 through March 2000; as a consultant to Jetways, Inc. from November 1, 1998 until March 31, 1999; and as Executive Vice President and Chief Operating Officer for Comdisco Network Services, a division of Comdisco, Inc. from June 30, 1994 until April 15, 1998. Prior to June 30, 1994, he served as Executive Director and Chief Operating Officer of Lindquist & Vennum, a law firm. Prior to Lindquist & Vennum, he served in various management and officer positions with The Pillsbury Company and General Mills, Inc.

    Mr. Nash retired in January 1996 as Vice President and Treasurer of Nash Finch, a position he had held for more than five years.

    Mr. Stokely previously served as Chairman of the Board, President and Chief Executive Officer of Richfood Holdings, Inc. from 1998 to August 1999, after holding various senior executive positions at Richfood Holdings between 1991 and 1999, including President from 1995 until August 1999, and Chief Executive Officer from 1996 until August 1999. Mr. Stokely also serves as a director of Performance Food Group Company.

    Mr. Graham retired in September 1998 as the Chief Executive Officer of The Oshawa Group Limited, a food distributor in Canada, a position he held for more than five years. He retired in February 1999 as the Chairman and a director of The Oshawa Group Limited as a result of a change of control. Mr. Graham also serves as a director of Dylex Limited and Manulife Financial Corporation, each in Canada.

    Mr. Lareau has been a partner in the law firm of Oppenheimer Wolff & Donnelly LLP for over 40 years. Oppenheimer Wolff & Donnelly has provided and is expected to continue to provide legal services to Nash Finch. Mr. Lareau also serves as a director of Ceridian Corporation, Mesabi Trust, and Northern Technologies International Corporation.

    Mr. Marshall was elected as President and Chief Executive Officer as of June 1, 1998. Mr. Marshall previously served as Executive Vice President and Chief Financial Officer of Pathmark Stores, Inc. (a retail grocery store chain) from September 1994 to May 1998 and as Senior Vice President and Chief Financial Officer of Dart Group Corporation (a retailer of groceries, auto parts and books) from November 1991 to September 1994.

    Mr. Rodysill retired in January 1994 as Senior Vice President, Store Development and Construction of Nash Finch.

    Dr. Bitter has served as the President and Chief Executive Officer of Harold Friedman, Inc. since 1976.

    Mr. Fisher retired in December 1992 as Vice President--Finance and Treasurer of Network Systems Corporation.

    Mr. Grunewald retired in January 1997 as Executive Vice President, Finance and Administration of Polaris Industries, Inc., a position he had held since September 1993. Mr. Grunewald also serves as a director of Advantage Learning Systems, Inc. and Kinnard Investments, Inc.

    Mr. Voss previously served as Chairman of the Board, President and Chief Executive Officer of Natural Nutrition Group, Inc. from August 1995 until May 1999. He also served as President and Chief Executive Officer of McCain Foods from July 1993 to July 1995. Mr. Voss also serves as a director of Interphase Corporation.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Board of Directors currently has four standing committees: the Audit Committee, the Board Governance Committee, the Compensation Committee and the Nominating Committee.

    The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing financial information to be reported, systems of internal controls and all audit processes. The Audit Committee selects the independent public accountants, subject to approval of the Board of

Directors, and reviews the scope and procedural plans of the audit. The Audit Committee also monitors compliance with the Nash Finch Code of Ethics and Business Conduct. The current members of the Audit Committee are Richard A. Fisher, Jerry L. Ford, John H. Grunewald (Committee Chair), Jerome O. Rodysill, John E. Stokely and William R. Voss. The Audit Committee met five times during fiscal 1999.

    The Board Governance Committee was established by the Board of Directors on September 14, 1999. The Committee implements and monitors the Board's governance guidelines and recommends to the Board any modifications to the guidelines which may be considered appropriate. The Board Governance Committee's duties and responsibilities include conducting an annual evaluation of overall Board performance and its governance processes; reviewing succession planning for critical, senior management positions, including the CEO position; and annually, assessing the effectiveness and recommending to the Board the election of the CEO. The Board Governance Committee is comprised of the Board Chair, the Chairs of the other standing Board committees, and such other directors as may be appointed by the Board. The current members of the Board Governance Committee are Richard A. Fisher, Allister P. Graham, John H. Grunewald, Richard G. Lareau and Donald R. Miller. The Board Governance Committee met once during fiscal 1999.

    The Compensation Committee determines salaries for corporate and operating officers other than the CEO, and bonuses for such officers, including the CEO; with the Board Governance Committee, recommends to the Board of Directors the salary of the CEO; administers the Executive Incentive Bonus and Deferred Compensation Plan, including selection of participants and determination of compensation awards to be made to such participants for years through 1999; administers the Supplemental Executive Retirement Plan, including selection of participants for years beginning in 2000; and considers new executive compensation plans for recommendation to the Board of Directors. The Compensation Committee also administers the 1994 Stock Incentive Plan, the 1995 Director Stock Option Plan and the 1999 Employee Stock Purchase Plan. If the plan is approved by the stockholders, the Compensation Committee will also administer the 2000 Employee Stock Purchase Plan. The Compensation Committee also considers and recommends to the Board of Directors nominees for election as corporate and operating officers. The current members of the Compensation Committee are Carole F. Bitter, Jerry L. Ford, Allister P. Graham (Committee Chair), Robert F. Nash, John E. Stokely and William R. Voss. The Compensation Committee met five times during fiscal 1999.

    The Nominating Committee considers and recommends to the Board of Directors the size of the Board; nominees who meet the criteria for Board membership; nominees for appointment to standing Board committees as well as policies relating to the functions of such committees; and matters relating to director compensation. In addition, the Nominating Committee considers and establishes procedures for identifying and recruiting potential Board nominees; and conducts an annual evaluation of the participation and contribution of individual directors. The Nominating Committee also administers the 1997 Non-Employee Director Stock Compensation Plan. The current members of the Nominating Committee are Carole F. Bitter, Richard G. Lareau (Committee Chair), Robert F. Nash and Jerome O. Rodysill. The Nominating Committee met five times during fiscal 1999. Stockholder recommendations for director nominees may be considered by the Nominating Committee, but there are no established procedures for submitting such recommendations to the Nominating Committee for consideration.

    During 1999, the Board of Directors held six regularly scheduled meetings and three special meetings. All of the directors attended 100% of the aggregate of the number of meetings of the Board of Directors and of all standing committees on which they served, during the periods that each served as a director and committee member.

COMPENSATION OF DIRECTORS

    DIRECTORS' FEES. Directors who are not full-time employees of Nash Finch ("outside directors") receive compensation for serving as a director and are reimbursed for out-of-pocket traveling expenses incurred in attending Board and committee meetings.

    Effective January 1, 2000, each outside director is entitled to receive $1,500 for each Board meeting attended and $750 for each committee meeting attended. Each outside director is also entitled to receive a retainer of $1,833 per month ($22,000 annually) for serving as a director, a retainer of $125 per month for serving as a member of a committee of the Board, and a retainer of $125 per month for serving as a Chair of a committee of the Board. The Board Chair is also entitled to receive an additional monthly retainer equal to two times the monthly retainer paid to outside directors generally (i.e., $3,667 per month, or $44,000 annually). For 1999, the monthly retainer was $1,500 and the Board Chair received an additional $3,000 per month; all other fees were as stated above.

    1997 NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN. The 1997 Non-Employee Director Stock Compensation Plan provides outside directors with (i) fifty percent (50%) of their annual retainer either in shares of Common Stock or credits to a phantom stock account, and (ii) the opportunity to defer the remainder of their director compensation through credits to a phantom stock account or an interest bearing cash account. Amounts deferred to the phantom stock account are payable only in shares of Common Stock; amounts deferred to the cash account are payable in cash. In each case, the amounts deferred are payable upon termination of service as a director.

    1995 DIRECTOR STOCK OPTION PLAN. Pursuant to the 1995 Director Stock Option Plan, each director who is not an employee of Nash Finch is eligible to receive an annual grant of an option to purchase 500 shares of Common Stock (the "Option") immediately following each annual meeting of stockholders of Nash Finch while the plan is in effect. On May 11, 1999, each non-employee director was granted an Option. If the proposal to amend the 1995 Director Stock Option Plan is approved by stockholders, the annual option grant will increase to 2,500 shares of Common Stock, effective as of May 9, 2000.

                   EXECUTIVE COMPENSATION AND OTHER BENEFITS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth the cash and non-cash compensation earned during the fiscal years ending January 1, 2000, January 2, 1999 and January 3, 1998 by the Chief Executive Officer and the four other most highly compensated executive officers of Nash Finch whose salary and bonus exceeded $100,000 for the fiscal year ended January 1, 2000 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM COMPENSATION
                                                                     ---------------------------
                                         ANNUAL COMPENSATION           AWARDS        PAYOUTS
                                    ------------------------------   ----------   --------------
                                                                     SECURITIES
NAME AND                                        SALARY     BONUS     UNDERLYING        LTIP           ALL OTHER
PRINCIPAL POSITION                    YEAR       ($)       ($)(A)    OPTIONS(B)   PAYOUTS ($)(C)   COMPENSATION ($)
------------------                  --------   --------   --------   ----------   --------------   ----------------
Ron Marshall......................    1999     498,629        -0-         -0-            -0-            46,780(d)
  PRESIDENT, CHIEF EXECUTIVE          1998     297,259        -0-     200,000            -0-           257,769(e)
  OFFICER                             1997         -0-        -0-         -0-            -0-               -0-

John A. Haedicke..................    1999     253,150        -0-      75,000            -0-           150,240(f)
  EXECUTIVE VICE PRESIDENT, CHIEF     1998         -0-        -0-         -0-            -0-               -0-
  FINANCIAL AND ADMINISTRATIVE        1997         -0-        -0-         -0-            -0-               -0-
  OFFICER AND TREASURER

William A. Merrigan...............    1999     219,397        -0-         -0-            -0-           149,140(g)
  SR. VICE PRESIDENT,                 1998      21,096        -0-      25,000            -0-            75,107(h)
  DISTRIBUTION AND LOGISTICS          1997         -0-        -0-         -0-            -0-               -0-

Bruce A. Cross....................    1999     204,630        -0-         -0-            -0-            54,020(d)
  SR. VICE PRESIDENT AND              1998      65,205        -0-      25,000            -0-            97,200(i)
  CHIEF INFORMATION OFFICER           1997         -0-        -0-         -0-            -0-               -0-

Norman R. Soland..................    1999     204,630        -0-      10,000            -0-             4,634(j)
  SR. VICE PRESIDENT, SECRETARY       1998     187,465     31,824         -0-            -0-             4,635(j)
  AND GENERAL COUNSEL                 1997     177,876     36,000         -0-         17,612             3,331(j)

------------------------

(a) Cash bonuses for services rendered have been included as compensation for the year earned, even though bonuses were actually paid in the following year.

(b) Except for Mr. Marshall's grant in fiscal 1998, these amounts reflect the grant of options under the 1994 Stock Incentive Plan.

(c) For fiscal 1997, the amounts reflect (i) the fair market value ($19.625 per share) of shares of Common Stock issued for performance units earned for fiscal 1995-1997 pursuant to awards granted under the 1994 Stock Incentive Plan, and (ii) cash payments representing dividend equivalents on those shares from January 1, 1995 through March 1, 1998, the date the shares were issued. Fair market value of the shares of Common Stock was determined as of February 16, 1998, the date that the issuance of the shares was approved by the Compensation Committee of the Board of Directors. These shares have been included as payouts for the year in which they were earned, even though the shares were not issued, and dividend equivalents paid, until the following year. For fiscal year 1998, no performance units were earned and, therefore, no LTIP payouts were made. No performance units were granted for fiscal 1999.

(d) Represents relocation reimbursement and related tax gross-up payments. All such payments referenced in this table were paid pursuant to offers of employment.

(e) Includes relocation reimbursement and related tax gross-up payments of $57,769. Mr. Marshall additionally received a $200,000 bonus in 1999, for 1998, as a deferred incentive pursuant to his offer of employment.

(f) Includes relocation reimbursement and related tax gross-up payments of $87,740. Upon joining Nash Finch in 1999, Mr. Haedicke also received a $62,500 incentive bonus pursuant to his offer of employment.

(g) Includes relocation reimbursement and related tax gross-up payments of $79,140. Mr. Merrigan additionally received a $70,000 bonus in 2000, for 1999, as a deferred incentive pursuant to his offer of employment.

(h) Includes relocation reimbursement and related tax gross-up payments of $5,107. Mr. Merrigan additionally received a $70,000 bonus in 1999, for 1998, as a deferred incentive pursuant to his offer of employment.

(i) Includes relocation reimbursement and related tax gross-up payments of $37,200. Mr. Cross additionally received a $60,000 bonus in 1999, for 1998, as a deferred incentive pursuant to his offer of employment.

(j) These amounts reflect contributions to the Nash Finch Profit Sharing Plan.

STOCK OPTIONS

    The following table summarizes the options granted to named executive officers during fiscal 1999.

                        OPTION GRANTS DURING FISCAL 1999

                                                                                           POTENTIAL REALIZABLE
                                                                                             VALUE AT ASSUMED
                                        INDIVIDUAL GRANTS                                     ANNUAL RATES OF
                                 -------------------------------                                STOCK PRICE
                                 NUMBER OF    % OF TOTAL OPTIONS                             APPRECIATION FOR
                                 SECURITIES       GRANTED TO                                  OPTION TERM(A)
                                 UNDERLYING    EMPLOYEES DURING    EXERCISE   EXPIRATION   ---------------------
NAME                              OPTIONS      THE FISCAL YEAR      PRICE        DATE       5% ($)      10% ($)
----                             ----------   ------------------   --------   ----------   ---------   ---------
Ron Marshall...................       -0-             -0-             N/A        N/A            N/A         N/A
John A. Haedicke...............    75,000(b)         28.6%          $8.47      2/29/04      175,508     387,826
William A. Merrigan............       -0-             -0-             N/A        N/A            N/A         N/A
Bruce A. Cross.................       -0-             -0-             N/A        N/A            N/A         N/A
Norman R. Soland...............    10,000(c)          3.8%          $9.56      7/14/05       25,646      57,398

------------------------

(a) Potential realizable value is calculated based on an assumption that the price of the Common Stock will appreciate at the assumed annual rates shown (5% and 10%), compounded annually from the date of grant of the option until the end of the option term. These assumed annual rates are applied pursuant to Securities and Exchange Commission rules and therefore are not intended to forecast possible future appreciation, if any, of the Common Stock. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the continued employment of the named executive by Nash Finch. There can be no assurance that the amounts reflected in this table will be realized.

(b) Reflects a grant of stock options to Mr. Haedicke on March 1, 1999, at an exercise price equal to the fair market value of the underlying stock on that date under the 1994 Stock Incentive Plan. The options have a five-year term, were immediately vested as to 20% of the shares on the date of grant, and will vest in increments of 20% on each of the first four anniversaries of the date of grant.

(c) Reflects a grant of stock options to Mr. Soland on July 15, 1999, at an exercise price equal to the fair market value of the underlying stock on that date under the 1994 Stock Incentive Plan. The options have a five-year term, were immediately vested as to 20% of the shares on the date of grant, and will vest in increments of 20% on each of the first four anniversaries of the date of grant.

    No stock options were exercised by the named executive officers during fiscal year 1999. The following table summarizes the number of their outstanding stock options at the end of the fiscal year, none of which had value on January 1, 2000, as the exercise price in each case exceeded the fair market value of the Common Stock on that date.

                 OPTION EXERCISE/FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED
                                                                 OPTIONS
                                                       ---------------------------
NAME                                                   EXERCISABLE   UNEXERCISABLE
----                                                   -----------   -------------
Ron Marshall.........................................     50,000        150,000
John A. Haedicke.....................................     15,000         60,000
William A. Merrigan..................................     10,000         15,000
Bruce A. Cross.......................................     10,000         15,000
Norman R. Soland.....................................      9,512         15,512

LONG-TERM INCENTIVE PLAN

    The following table sets forth information regarding the number of stock equivalent ("phantom stock") units allocated for the fiscal year ended January 1, 2000 to each of the named executive officers under the Nash Finch Executive Incentive Bonus and Deferred Compensation Plan (the "Deferred Compensation Plan"). Each phantom stock unit has a base value of $7.07.

              LONG-TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR

                                                                    PERFORMANCE OR
                                                    NUMBER OF        OTHER PERIOD
                                                 SHARES, UNITS OR       UNTIL
                                                   OTHER RIGHTS     MATURATION OR
NAME                                                  (#)(A)          PAYOUT(B)
----                                             ----------------   --------------
Ron Marshall...................................       15,325             N/A
John A. Haedicke...............................        7,780             N/A
William A. Merrigan............................        6,743             N/A
Bruce A. Cross.................................        6,437             N/A
Norman R. Soland...............................        6,437             N/A

------------------------

(a) The Deferred Compensation Plan provides additional long-term incentive compensation to selected executive officers and other key employees. On an annual basis, through 1999, the Compensation Committee selected the participants in the Deferred Compensation Plan and also determined the amounts to be allocated to the participants for the year. Normally, the Deferred Compensation Plan became effective only if the consolidated net income of Nash Finch and its subsidiaries for a year exceeded 6% of the stockholders' equity at the end of the prior year, as shown on Nash Finch's financial statements, and then only 5% of such excess was available for allocation to participants. The Compensation Committee could, however, in its discretion, authorize any amount to be allocated under the Deferred Compensation Plan. The amount allocated annually to each participant could not exceed one-third of the participant's annual base salary. The entire allotment to a participant is contingently credited to the participant's account at the end of each year. (Nash Finch does not fund or set aside any cash amounts which are allocated to participants; instead, bookkeeping entries are made.) Allotments credited to each participant's account are converted to share equivalents of Common Stock and each participant is entitled to additional credits for dividends paid on such share equivalents during each subsequent year. The dividend credits are also converted to share equivalents. In addition, the value of each participant's account is increased or decreased, whichever is applicable, by an amount equal to the increase or decrease in fair market value of the share equivalents during the year, provided that the participant is always entitled to the amounts originally allocated regardless of any decrease in the market value of share equivalents. Following the adoption of the Nash Finch Supplemental Executive Retirement Plan, the Deferred Compensation Plan was amended, effective as of January 1, 2000, to provide that no participants will be selected, and no allotments will be credited, for years after 1999.

(b) Amounts contingently credited to the participant's account are payable to the participant in cash upon termination of employment, except that benefits may be totally or partially forfeited under certain circumstances.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    Effective January 1, 2000, the Board of Directors adopted the Nash Finch Supplemental Executive Retirement Plan (the "SERP"). The SERP is an unfunded plan designed to provide retirement income to eligible participants to supplement amounts available from other sources. The plan is administered by the Compensation Committee of the Board of Directors, who select participants from among Nash Finch's management or highly compensated employees, including the named executive officers.

    Under the SERP, each selected participant who is actively employed by, or on an approved leave of absence from, Nash Finch or an affiliate on the last day of the calendar year will be credited with an amount equal to 20% of his or her base salary for that year. An active participant in the SERP on January 1, 2000 may also elect to have the total share equivalents contingently credited to his or her account under the Deferred Compensation Plan as of December 31, 1999 converted to a cash equivalent and credited to his or her SERP account. Separate accounts will be maintained for amounts contributed under the SERP and for balances under the Deferred Compensation Plan that are converted to the SERP. On the last day of each calendar quarter, the Compensation Committee will credit each participant's accounts with earnings on the average daily account balance equal to the quarterly equivalent of the average annual corporate bond yield for each month during the quarter, as reported by Moody's Investor's Service, Inc.

    Participants remaining employed by Nash Finch will become fully vested in their SERP contribution account and the related earnings upon attaining age 65 and in their converted Deferred Compensation Plan balances and related earnings upon attaining age 60. Participants will become fully vested in both accounts upon death or disability during the term of their employment. In the event that a participant's employment terminates prior to any of the foregoing events, the degree of vesting will be determined on the basis of their years of participation in the SERP, ranging from 0% for less than five years' participation to full vesting for over ten years' participation, except that a participant will never have less than a 50% vested interest in their converted Deferred Compensation Plan balances and related earnings. The entire balance of a participant's SERP accounts will be forfeited if the participant engages in competitive activity at any time during which the participant is employed by Nash Finch or an affiliate or is receiving distributions under the SERP.

    Distributions under the SERP commence upon the first month of the next calendar year following a participant's termination. Payments will be made in 120 monthly installments, determined in each case by dividing the participant's vested account balance by the number of remaining payments due. Prior to commencement of a participant's distributions, the Compensation Committee may elect to make the distribution in any alternative form, subject to certain conditions set forth in the SERP.

    Because the SERP became effective on January 1, 2000, Nash Finch did not make any contributions for the benefit of the named executive officers with respect to fiscal 1999.

CHANGE IN CONTROL AGREEMENTS

    The Board of Directors has authorized Nash Finch to enter into change in control agreements with certain executive officers and key employees of Nash Finch and its subsidiaries. Pursuant to these agreements, certain payments and benefits would be provided to such employees in the event their employment is terminated under certain conditions, including a change in control of Nash Finch.

    If an employee is terminated by Nash Finch or a subsidiary within 24 months of a change in control (or, in limited circumstances, prior to such a change in control) other than by reason of death, disability, retirement or cause, or the employee terminates for good reason, Nash Finch will pay or cause to be paid to the employee a lump sum equal to the employee's highest monthly compensation (as defined in the employee's change in control agreement) multiplied by a number of months equal to either 12, 24 or 36 months and will maintain or cause to be maintained benefit plans (including health, life, dental and disability) for the employee and his or her dependents for 12, 24 or 36 months. Subject to certain limitations, the multiple referred to above is 36 months for Mr. Marshall, 24 months for Mr. Haedicke, Mr. Merrigan, Mr. Cross and Mr. Soland, and 24 months or 12 months for all other designated employees.

    Except for options granted to Mr. Marshall in fiscal 1998, the options granted to the named executive officers were granted under the 1994 Stock Incentive Plan. Pursuant to the terms of the 1994 Stock Incentive Plan and the agreements evidencing such options, upon a change in control of Nash Finch, the Compensation Committee, in its sole discretion, may (a) accelerate the exercisability of options such that the options will be immediately exercisable upon the change in control, or (b) determine that the optionee will receive, as of the effective date of the change in control, cash in an amount equal to the excess of the fair market value of the option shares immediately prior to the effective date of the change in control over the exercise price per share of the options.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    OVERVIEW. The Compensation Committee of the Board of Directors is responsible for developing and implementing executive compensation policies and programs that support Nash Finch's primary objective of long-term maximization of stockholder value. The Committee is comprised of directors who are not employees of Nash Finch.

    As part of the Committee's on-going efforts to ensure the program's continuing effectiveness in supporting the creation of stockholder value, a review was conducted in 1998 with the assistance of an outside executive compensation specialist. The review led to significant changes in Nash Finch's approach to executive compensation programs. Some of the changes were implemented effective for 1999, and others for 2000. Major themes for change included a sharper focus on stock incentives and executive stock ownership, stronger alignment of executive and stockholder interests, and simplifying and streamlining the program in general.

    COMPENSATION PHILOSOPHY. The key principles underlying Nash Finch's executive compensation program are as follows:

    - PLACE HIGH PORTION OF PAY AT RISK--Executive compensation is strongly linked to measured performance with a substantial portion of pay at risk. Salaries and other types of "fixed" compensation that do not vary with performance are de-emphasized.

    - EMPHASIZE STOCKHOLDER VALUE OBJECTIVE--As an incentive to create long-term value for stockholders, a substantial portion of executive compensation is tied to the value of Common Stock.

    - ALIGN EXECUTIVE AND STOCKHOLDER INTERESTS--In addition to at-risk pay and emphasis of stock-based compensation, minimum Common Stock ownership requirements have been established for senior executives. This further aligns the interests of stockholders and executives, thereby enhancing the potential for stockholder value creation.

    - PAY COMPETITIVELY FOR RESULTS--Nash Finch intends to provide executives with compensation opportunities competitive with those in companies, comparable in size and scope, with which it competes for people and customers, while supporting a high-performance culture by tying a substantial portion of compensation to results.

    To maintain a competitive total compensation program, comparisons are made with the practices at other companies which operate in a similar business environment and compete with Nash Finch for similar types of executives, with an emphasis on the wholesale and retail food distribution industry. These comparisons, by necessity, extend beyond the companies included in the peer group for the comparative performance graph shown below, given the number and size of companies included in the industry group.

    COMPONENTS OF EXECUTIVE COMPENSATION. The principal components of executive compensation, as described below, are salaries, annual bonuses, and long-term incentives.

    SALARIES. Salaries for executives are based on level of responsibility and experience, individual and corporate performance, and competitive compensation comparisons. The Compensation Committee, with the Board Governance Committee, recommends the salary for the CEO to the Board of Directors. The Compensation Committee determines the salaries for the other corporate and operating officers, including other executive officers, based on a review and evaluation of each such officer's performance as well as the CEO's recommendations. While salaries are reviewed annually, a longer adjustment cycle may be used in an effort to reinforce Nash Finch's philosophy of emphasizing at-risk compensation. Based on the Compensation Committee's review of the above factors, Mr. Marshall received a salary of $498,629 for fiscal year 1999. There was no change in his rate of base salary from fiscal year 1998.

    ANNUAL BONUSES. Annual bonuses for executives are based upon performance against predetermined goals. Eligible executives are assigned a maximum bonus opportunity which ranges from 40%--120% of base salary. One-half of an earned bonus is paid in restricted stock to reinforce the objectives of stockholder value creation and alignment with stockholder interests. Performance against each goal is measured after the end of the year, and the amount of the executive's bonus for that year is determined on the basis of such measured performance as a percentage of the maximum potential bonus. The performance goals for 1999 included one key financial objective and two operational objectives. Based on performance against these goals, eligible executives earned no bonuses for the year since the key financial objective was not achieved.

    LONG-TERM INCENTIVES. To attract and retain key executives, Nash Finch has used a variety of stock-based compensation programs in an effort to align executive interests with those of stockholders and create long-term stockholder value. These have included stock options, performance units, phantom stock units and restricted stock. Long-term incentive participation and award size is determined by the Committee based on position level, individual and company performance, and competitive practices. Any amounts executives actually realize under these awards depend on the market price of the Common Stock and, in the case of performance units, performance against predetermined goals.

    Stock options are intended to align executives' interests with stockholders by giving them the opportunity to purchase shares of Common Stock. Stock options become valuable only if stock price appreciates after the award. Stock option awards were made in 1999 to ten senior executives (not including the CEO), including four whose awards were made in conjunction with their recruitment by Nash Finch. In each case, the price at which the options can be exercised, equals 100% of the fair market value of the Common Stock on the date of grant. The options awarded to the ten executives each vest in five equal installments, beginning on the date of grant and on the same date in each of the following four years. The options expire five years after the grant.

    Through 1999, executives selected by the Committee have received awards of phantom stock units under the Deferred Compensation Plan. These awards have been intended to retain key executives by providing supplemental retirement income while providing an additional long-term incentive to increase stockholder value during an executive's career with Nash Finch. Refer to "Executive Compensation and Certain Other Benefits--Long-Term Incentive Plan" for a description of the key terms of the Deferred

Compensation Plan. For years after 1999, the Deferred Compensation Plan has been replaced by the SERP. Refer to "Executive Compensation and Certain Other Benefits--Supplemental Executive Retirement Plan" for a description of the key terms of the SERP. For fiscal year 1999, Mr. Marshall received a grant of 15,325 phantom stock units under the Deferred Compensation Plan.

    As an outcome of the review conducted in 1998, stock options are a larger part of Nash Finch's executive compensation program going forward. This, together with the concept of paying a portion of earned bonuses in restricted stock, is intended to more directly link stockholder and executive financial interests. The net result is that stock-based compensation comprises a larger portion of executives' total potential compensation opportunities.

    STOCK OWNERSHIP REQUIREMENTS. A cornerstone of Nash Finch's compensation philosophy is aligning stockholder and executive interests through stock ownership. With this in mind, the Committee has established a policy regarding stock ownership by senior executives. For purposes of the policy, "stock ownership" includes Common Stock beneficially owned, including restricted stock, and the value of gains realizable upon exercise of stock options. The policy requires the executives to own a multiple of their base salary in shares of Common Stock within five years, including a minimum level of beneficial ownership. The required stock ownership multiple increases with level of responsibility and is set at five times salary (one times salary for beneficial ownership) for the CEO. In addition, executives will be required to own an interim multiple of salary within three years. The Committee will continue to periodically review the requirements for appropriateness relative to external considerations, as well as current ownership levels relative to the requirements.

    CONCLUSION--The Compensation Committee believes these executive compensation policies and practices effectively serve the interest of stockholders and Nash Finch. The Committee will continue to monitor the effectiveness of the total compensation program in supporting the creation of long-term value for stockholders.

                                          Carole F. Bitter
                                          Jerry L. Ford
                                          Allister P. Graham
                                          Robert F. Nash
                                          John E. Stokely
                                          William R. Voss

                                          COMPENSATION COMMITTEE

COMPLIANCE WITH FEDERAL TAX LEGISLATION

    The Omnibus Budget Reconciliation Act of 1993 disallows a deduction for federal income tax purposes by public corporations for compensation paid in excess of $1,000,000 in any year to a "covered employee" except under certain circumstances, including the attainment of objective "performance based" goals. Compensation that is deferred until retirement does not count toward the $1,000,000 limit. "Covered employees" are deemed as the individuals who, at the end of the fiscal year, are the chief executive officer and the other four most highly compensated executive officers of a company.

    During fiscal year 1999, neither the Chief Executive Officer nor any other executive officer received compensation in excess of $1,000,000. It is also unlikely that the Chief Executive Officer or any other executive officer will receive total compensation in excess of $1,000,000 during fiscal year 2000. The Compensation Committee intends to continue to monitor the executive compensation program with respect to current federal tax law.

                               PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return on the Common Stock for the last five fiscal years with the cumulative total return over the same period of the S & P 500 Index, the S & P SmallCap 600 Index (in which Nash Finch is included) and a peer group of companies selected by Nash Finch (weighted according to the peer companies' market capitalization at the beginning of each fiscal year). The comparison assumes the investment of $100 in Common Stock, the S & P 500 Index, the S & P SmallCap 600 Index and the peer group at the end of fiscal 1994 and reinvestment of all dividends.

                           TOTAL SHAREHOLDER RETURNS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      NASH FINCH CO.  S&P 500 INDEX  S&P SMALLCAP 600 INDEX  PEER GROUP
1994             100            100                     100         100
1995          115.37         137.58                  129.96      125.65
1996          140.27         169.17                  157.67      123.59
1997          130.02         225.60                  198.01      158.59
1998          101.99         290.08                  195.42      176.15
1999           47.62         351.12                  219.66      133.79

Source: Standard & Poor's Compustat Services, Inc.

    The companies included in the Peer Group are Fleming Companies, Inc., Richfood Holdings, Inc. and Supervalu, Inc. These companies were selected on the basis that, like Nash Finch, each is predominately a full-line distributor of grocery products at wholesale and retail. The Compensation Committee has approved the selection of these companies. Richfood Holdings, Inc. was acquired by Supervalu, Inc. on August 31, 1999.

                             PROPOSAL TO ADOPT THE
                      NASH FINCH 2000 STOCK INCENTIVE PLAN

INTRODUCTION

    On February 22, 2000, the Board of Directors adopted the Nash Finch 2000 Stock Incentive Plan (the "2000 Plan"), subject to stockholder approval. The 2000 Plan provides for awards to eligible recipients of (i) options to purchase Common Stock that qualify as "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) options to purchase Common Stock that do not qualify as Incentive Options ("Non-Statutory Options"); (iii) stock appreciation rights ("Stock Appreciation Rights"); (iv) awards of shares of Common Stock that are subject to certain forfeiture and transferability restrictions ("Restricted Stock Awards"); (v) awards of Common Stock subject to certain conditions ("Performance Units"); and (vi) stock bonuses ("Stock Bonuses"). Incentive Options and Non-Statutory Options are collectively referred to herein as "Options," and Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Units and Stock Bonuses are collectively referred to herein as "Incentive Awards."

    The purpose of the 2000 Plan is to support the maximization of long-term value creation for Nash Finch and its stockholders by enabling Nash Finch and its subsidiaries to attract and retain persons of ability to perform services for Nash Finch and its subsidiaries by providing an incentive to such individuals through equity participation in Nash Finch and by rewarding such individuals who contribute to Nash Finch's achievement of its economic objectives. The major features of the 2000 Plan are summarized below, which summary is qualified in its entirety by reference to the full text of the 2000 Plan, a copy of which may be obtained from Nash Finch.

SUMMARY OF THE 2000 PLAN

    GENERAL. All employees (including, without limitation, officers and directors who are also employees), and non-employee directors, consultants and independent contractors of Nash Finch or any subsidiary of Nash Finch, who, in the judgment of the Committee (as hereinafter defined), have contributed, are contributing or are expected to contribute to the creation of value for Nash Finch and its stockholders will be eligible to participate in the 2000 Plan. However, under the Code, Incentive Options may not be granted to non-employees.

    Subject to adjustment as described below, the maximum number of shares reserved for issuance under the 2000 Plan is 600,000 shares of Common Stock, plus any shares of Common Stock which, as of the date the 2000 Plan is approved by Nash Finch's stockholders, are reserved for issuance under Nash Finch's 1994 Stock Incentive Plan, as amended, and which are not thereafter issued or which have been issued but are subsequently forfeited and which would otherwise have been available for further issuance under such plan. Shares of Common Stock that are issued under the 2000 Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for use under the 2000 Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason terminates unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any other form other than shares of Common Stock will automatically again become available for issuance under the 2000 Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award under the 2000 Plan will not, however, become available for further use under the 2000 Plan. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of Nash Finch, the 2000 Plan provides that appropriate adjustment will be made as to the number and kind of securities available for issuance under the 2000 Plan and, in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding Incentive Awards.

    Notwithstanding any other provisions of the 2000 Plan to the contrary, no participant in the 2000 Plan may be granted any Options, Stock Appreciation Rights or any other Incentive Awards with a value based solely on an increase in the value of the Common Stock after the date of grant, relating to more than 120,000 shares of Common Stock in the aggregate during any fiscal year of Nash Finch (subject to adjustment, as set forth above); provided, however, that a participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by Nash Finch or who receives a promotion that results in an increase in responsibilities or duties may be granted, in the same fiscal year, Options relating up to 200,000 shares of Common Stock (subject to adjustment as described above).

    ADMINISTRATION. The 2000 Plan will be administered by the Board or by a committee of the Board. Any such committee will consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, if the Board so determines in its sole discretion, who are "outside directors" within the meaning of Section 162(m) of the Code. The Board of Directors or such a committee, if established, are referred to herein as the "Committee." Subject to the terms of the 2000 Plan, the Committee has the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable, including, the eligible recipients who will be granted one or more Incentive Awards under the 2000 Plan, the nature and extent of the Incentive Awards to be made to each participant, the time or times when Incentive Awards will be granted, the duration of each Incentive Award, and the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee has the authority to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

    Unless terminated earlier, the 2000 Plan will terminate at midnight on February 22, 2010. Incentive Awards outstanding at the time the 2000 Plan is terminated may continue to be exercised, or become free of restriction, according to their terms. The Board may suspend or terminate the 2000 Plan or any portion thereof at any time. The Board may also amend the 2000 Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the 2000 Plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in the best interests of Nash Finch; provided, however, that no amendments to the 2000 Plan will be effective without the approval of Nash Finch's stockholders if such approval is then required pursuant to Section 422 of the Code or the rules of any stock exchange, The Nasdaq Stock Market or similar regulatory body. No termination, suspension or amendment of the 2000 Plan may adversely affect any outstanding Incentive Award without the consent of the affected participant, except for adjustments in the event of changes in capitalization or a "change in control" as provided in the 2000 Plan. No right or interest in any Incentive Award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.

    OPTIONS. The exercise price to be paid by a participant at the time an Option is exercised will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that such price may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant, or, with respect to an Incentive Stock Option, 110% of the Fair Market Value of one share of Common Stock on the date of grant if at the time of grant the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of Nash Finch or any parent or subsidiary of Nash Finch. "Fair Market Value" under the 2000 Plan means the average of the reported high and low sale prices of the Common Stock on the Nasdaq National Market as of a specified date. On March 28, 2000, the closing sale price of a share of Common Stock on the Nasdaq National Market was $8.50.

    Payment of an Option exercise price may be made either in cash or by transfer of shares of Common Stock (either previously owned by the participant or to be acquired upon Option exercise), by delivery of a broker exercise notice (pursuant to which the broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to Nash Finch), delivery of a promissory note or by a combination of such methods, subject to the right of the Committee to reject a participant's election to pay all of any part of the Option exercise price by any method other than cash.

    The aggregate fair market value of shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) become exercisable for the first time during any calendar year by any participant (and under all "incentive stock option" plans of Nash Finch or subsidiary corporation of Nash Finch) may not exceed $100,000. Any Incentive Options in excess of these amounts will be treated as Non-Statutory Options.

    Options will become exercisable at such times and in such installments, as may be determined by the Committee in its direction at the time of Option grant. In no case, however, may an Option be exercisable prior to six months from its date of grant (except in connection with a participant's death or disability as provided below under the heading "Effect of Termination of Employment or Other Service") and no Incentive Stock Option may be exercisable after ten years from its date of grant (five years from its date of grant if, at the time the Incentive Stock Option is granted, the participant owns, directly or indirectly, more than 10% of the combined voting power of all classes of stock of Nash Finch or any parent or subsidiary). An Option will terminate if a participant's employment or service to Nash Finch is terminated, except as described below under the heading "Effect of Termination of Employment or Other Service."

    STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is a right to receive a payment from Nash Finch in the form of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the exercise price of such shares. The exercise price of a Stock Appreciation Right will be determined by the Committee, but may not be less than the Fair Market Value of the Common Stock on the date of grant. Stock Appreciation Rights will become exercisable at such times and in such installments as may be determined by the Committee, except that Stock Appreciation Rights may not become exercisable prior to six months from their date of grant and may not be exercisable after 10 years from their date of grant.

    RESTRICTED STOCK AWARDS. A Restricted Stock Award granted under the 2000 Plan is an award of Common Stock that vests at such times and in such installments as may be determined by the Committee and, until it vests, is subject to restrictions on transferability and the possibility of forfeiture. The Committee may impose such restrictions or conditions to the vesting of Restricted Stock Awards as it deems appropriate, including that the participant remain in the continuous employ or service of Nash Finch or a subsidiary for a certain period or that the participant or Nash Finch (or any subsidiary, division or other subunit of Nash Finch) satisfy certain performance goals or criteria. Generally, no Restricted Stock Award may vest prior to six months from its date of grant.

    Unless the Committee determines otherwise, any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In addition, the Committee may require that, unless the participant elects otherwise, regular quarterly cash dividends paid with respect to shares of Common Stock subject to a portion of a Restricted Stock Award that has not vested will be reinvested in shares of Common Stock subject to the same restrictions as the shares to which such dividends or distributions relate.

    PERFORMANCE UNITS. A Performance Unit is a right to receive cash, Common Stock, or a combination of both, upon the achievement of established performance goals. A Performance Unit will vest at such times and in such installments as may be determined by the Committee. The Committee may impose such restrictions or conditions to the vesting or Performance Units as its deems appropriate, including that the participant remain in the continuous employ or service of Nash Finch or a subsidiary for a certain period or that the participant, Nash Finch or a subsidiary satisfy certain performance goals or criteria.

    STOCK BONUSES. A Stock Bonus is an award of Common Stock that is not subject to risk of forfeiture. A Stock Bonus may be awarded on such terms and conditions as the Committee may specify (including, but not limited to, continued employment), and may be granted without any restrictions on the underlying Common Stock, or with restrictions on transferability on the underlying Common Stock.

    CHANGE IN CONTROL OF NASH FINCH. In the event a "Change in Control" (as defined in the 2000 Plan) of Nash Finch occurs, then, unless otherwise provided by the Committee at the time of grant, all Options and Stock Appreciation Rights that have been outstanding for at least six months will become immediately exercisable in full and will remain exercisable for the remainder of their terms; all outstanding Restricted Stock Awards that have been outstanding for at least six months will become immediately fully vested and non-forfeitable; and all outstanding Performance Units and Stock Bonuses will vest and/or continue to vest in the manner provided in the applicable award agreement. In addition, the Committee in its sole discretion may determine that some or all participants holding outstanding Options will receive cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control over the exercise price per share of the Options.

    EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE. If a participant ceases to be employed by Nash Finch and all subsidiaries ("Termination of Employment"), all Incentive Awards held by the participant will terminate as set forth below unless modified by the Committee in its discretion.

    Upon Termination of Employment due to death or disability, all outstanding Options and Stock Appreciation Rights then held by the participant will become immediately exercisable in full and will remain exercisable for a period of three years following the participant's death or disability (but in no event after the expiration date of the Option or Stock Appreciation Right), all Restricted Stock Awards then held by the participant will become fully vested, and all Performance Units and Stock Bonuses held by the participant will vest and/or continue to vest in the manner provided in the applicable award agreement.

    In the event a participant's employment with Nash Finch and all subsidiaries is terminated by reason of retirement, all outstanding Options and Stock Appreciation Rights then held by the participant will remain exercisable to the extent exercisable as of such termination for a period of three years after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right), all Restricted Stock Awards then held by the participant that have not vested as of such termination will be terminated and forfeited, and all Performance Units and Stock Bonuses held by the participant will vest and/or continue to vest in the manner provided in the applicable award agreement.

    Upon Termination of Employment for any reason other than death, disability or retirement, all rights of the participant under the 2000 Plan and any award agreements will immediately terminate without notice of any kind, and no Options or Stock Appreciation Rights then held by the participant will thereafter be exercisable, all outstanding Restricted Stock Awards that have not vested as of such Termination of Employment will be terminated and forfeited, and all Performance Units and Stock Bonuses held by the participant will vest and/or continue to vest in the manner provided in the applicable award agreement; provided, however, that if a termination is for any reason other than "cause" (as defined in the 2000 Plan), all outstanding Options and Stock Appreciation Rights then held by the participant will remain exercisable to the extent exercisable as of such termination for a period of three months thereafter (but in no event after the expiration date of any such Option or Stock Appreciation Right).

FEDERAL INCOME TAX CONSEQUENCES

    The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an Incentive Award.

    INCENTIVE OPTIONS. There will not be any federal income tax consequences to either the participant or Nash Finch as a result of the grant to an employee of an Incentive Option under the 2000 Plan. The exercise by a participant of an Incentive Option also will not result in any federal income tax consequences to Nash Finch or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

    If the participant disposes of the Incentive Option shares acquired upon exercise of the Incentive Option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Option was granted, nor within one year after the participant exercised the Incentive Option and the shares were transferred to the participant, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. Nash Finch is not entitled to any compensation expense deduction under these circumstances.

    If the participant does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the Incentive Option or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. Nash Finch will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

    NON-STATUTORY OPTIONS. Neither the participant nor Nash Finch incurs any federal income tax consequences as a result of the grant of a Non-Statutory Option. Upon exercise of a Non-Statutory Option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

    At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a Non-Statutory Option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the date of exercise and short-term capital gain or loss if the sale or disposition occurs one year or less after the date of exercise.

    In general, Nash Finch will be entitled to a compensation expense deduction in connection with the exercise of a Non-Statutory Option for any amounts includable in the taxable income of the participant as ordinary income, provided Nash Finch complies with any applicable withholding requirements.

    STOCK APPRECIATION RIGHTS. A participant who receives a Stock Appreciation Right will not recognize any taxable income at the time of the grant. Upon the exercise of a Stock Appreciation Right, the participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of Common Stock received by the participant. Provided that proper withholding is made, Nash Finch will be entitled to a compensation expense deduction for any amounts includable by the participant as ordinary income.

    RESTRICTED STOCK AWARDS. With respect to shares issued pursuant to a Restricted Stock Award that are not subject to a substantial risk of forfeiture, a participant will include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of receipt. With respect to shares that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Code within 30 days after the shares are transferred to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). Nash Finch will receive a corresponding tax deduction, provided that proper withholding is made. If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the Restricted Stock Award.

    A participant who does not make a Section 83(b) election within 30 days of the transfer of a Restricted Stock Award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares.

Nash Finch will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a Restricted Stock Award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

    PERFORMANCE UNITS. A participant who receives a Performance Unit will not recognize any taxable income at the time of the grant. Upon settlement of the Performance Unit, the participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of Common Stock received by the participant. Provided that proper withholding is made, Nash Finch would be entitled to a compensation expense deduction for any amounts includable by the participant as ordinary income.

    STOCK BONUSES. With respect to shares issued pursuant to a Stock Bonus, a participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received as of the date of receipt. Nash Finch will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a Stock Bonus, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

    EXCISE TAX ON PARACHUTE PAYMENTS. The Code also imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code and denies tax deductibility to Nash Finch on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, stockholders, or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of Nash Finch, or in the ownership of a substantial portion of the assets of Nash Finch. For example, acceleration of the exercisability of Options, or the vesting of Restricted Stock Awards, upon a change in control of Nash Finch may constitute parachute payments, and in certain cases, "excess parachute payments."

AWARDS UNDER THE 2000 PLAN

    As of the date of this Proxy Statement, the Committee has not approved any awards under the 2000 Plan. Neither the number nor types of future 2000 Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable.

BOARD OF DIRECTORS' RECOMMENDATION

    The Board of Directors recommends that the stockholders vote FOR approval of the 2000 Plan. The affirmative vote of a majority of the total votes cast by the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the 2000 Plan. Incentive Awards will not be granted under the 2000 Plan if the 2000 Plan is not approved by the stockholders.

                             PROPOSAL TO AMEND THE
                   NASH FINCH 1995 DIRECTOR STOCK OPTION PLAN

INTRODUCTION

    Effective March 24, 1995, the Board of Directors adopted the Nash Finch 1995 Director Stock Option Plan (the "Director Plan"), providing for the automatic award of nonqualified options to purchase shares of Common Stock to members of the Board of Directors who are not also employees of Nash Finch. The Director Plan was approved by Nash Finch's stockholders on May 9, 1995.

    By its terms, the Director Plan as originally adopted expired on March 1, 2000. However, on February 22, 2000, the Board amended the Director Plan to extend its term until March 1, 2005, subject to approval of Nash Finch's stockholders at the Annual Meeting.

    The Board also amended the Director Plan, subject to stockholder approval at the Annual Meeting, to: (i) increase the number of shares of Common Stock reserved for issuance under the Director Plan by 160,000 shares, from 40,000 shares to 200,000 shares; (ii) increase the number of shares subject to options automatically granted to non-employee directors under the plan to 2,500 shares from 500 shares; and (iii) provide that options granted under the Director Plan will continue to be exerciseable according to their terms following a non-employee director's retirement from the Board of Directors.

REASONS FOR AMENDMENT

    The Board of Directors believes that the Director Plan advances the interests of Nash Finch and its stockholders by (i) increasing the proprietary interests of non-employee directors in Nash Finch's long-term success and more closely aligning the interests of such directors with the interests of Nash Finch's stockholders, and (ii) providing an additional means by which Nash Finch can attract and retain experienced and knowledgeable people to serve as directors. The amendments to the Director Plan will allow its continued operation on terms deemed advisable by the Board of Directors and will serve to further advance these important interests.

    Specifically, the extension of the term and increase in the number of shares of Common Stock reserved for issuance under the Director Plan from 40,000 shares to 200,000 shares is necessary to permit Nash Finch to continue the operation of the Director Plan to attract new non-employee directors, as well to allow additional awards to retain current non-employee directors. As of March 1, 2000, Nash Finch had issued options to purchase an aggregate of 24,000 shares of Common Stock under the Director Plan. If these amendments are approved by the stockholders at the Annual Meeting and each of the non-employee directors standing for election is elected, options to purchase an additional 25,000 shares will automatically be granted immediately following the Annual Meeting. See "Awards Under the Director Plan and New Plan Benefits" below. Following these grants, 152,500 shares of Common Stock would remain available for future grants under the Director Plan.

SUMMARY OF THE DIRECTOR PLAN

    The following summary of the principal features of the Director Plan, as amended, is qualified in its entirety by reference to the full text of the Director Plan, a copy of which may be obtained from Nash Finch.

    SHARES AVAILABLE UNDER THE DIRECTOR PLAN. No more than 200,000 shares of Common Stock may be the subject of stock options granted under the Director Plan. The shares of Common Stock issuable under the Director Plan may, at the election of the Compensation Committee, be either treasury shares or shares authorized but unissued. If there is any change in the corporate structure or shares of Common Stock of Nash Finch such as in connection with a merger, consolidation, recapitalization, liquidation, reclassification, stock split, stock dividend, or other extraordinary dividend (including a spinoff), the Director Plan provides for an appropriate adjustment to the aggregate number and kind of securities subject to options under the Director Plan, and the number, kind and exercise price of securities subject to outstanding options to prevent dilution or enlargement of rights of participants. If any option terminates, expires or is cancelled without having been exercised in full, then the shares subject to the unexercised portion of the option will automatically again become available for issuance under the Director Plan.

    ELIGIBILITY. All directors of Nash Finch who are not full-time employees of Nash Finch or its subsidiaries are eligible to participate in the Director Plan.

    OPTION GRANTS. Annual grants of options to purchase 2,500 shares of Common Stock will be made automatically to each eligible non-employee director immediately following each annual meeting of Nash Finch's stockholders. The exercise price per share of each option granted under the Director Plan will be 100% of the Fair Market Value of the underlying Common Stock on the date the option is granted (with Fair Market Value determined in the same manner as under the 2000 Plan). Payment for stock purchased upon the exercise of an option must be made in full in cash at the time of exercise. An option granted under the Director Plan will become exercisable in full six months after its date of grant, and will no longer be exercisable five years from its date of grant.

    If an eligible director's service as a director is terminated due to death or disability, all outstanding options under the Director Plan then held by the director will become exercisable in full and will remain exercisable for one year.

    If an eligible director's service is terminated by reason of retirement according to the normal retirement/pension plan or practice of Nash Finch then covering the eligible director, all outstanding options under the Director Plan then held by the eligible director will become immediately exercisable in full and (i) if granted prior to February 22, 2000, will remain exercisable for one year following such termination (but in no event after the expiration date of any such option); and (ii) if granted after February 22, 2000, will continue to be exercisable according to their terms.

    If a director's service is terminated for any reason other than death, disability or retirement, all rights of the eligible director under the Director Plan and any agreements evidencing an option under the Director Plan will immediately terminate without notice of any kind and no such options then held by the eligible director will thereafter be exercisable; provided, however, that if such termination is due to any reason other than termination for "cause" (as defined in the Director Plan), all such outstanding options then held by the director will remain exercisable for a period of three months after termination of service as a director (but in no event after the expiration date of any such option) to the extent such options were exercisable as of such termination.

    ADMINISTRATION OF DIRECTOR PLAN. The Director Plan is currently administered by the Compensation Committee. The Compensation Committee, however, has no authority or discretion to determine eligibility for participation in the Director Plan, the number of shares of Common Stock to be subject to options granted under the Director Plan, or the timing, pricing or other terms and conditions of such options.

    AMENDMENT OF THE PLAN. The Board may amend the Director Plan in such respects as is deemed advisable. No such amendment will be effective without the approval of Nash Finch's stockholders if stockholder approval of the amendment is required pursuant to Rule 16b-3 under the Exchange Act or the rules of The Nasdaq Stock Market. Furthermore, the Director Plan may not be amended more than once every six months unless permitted by Rule 16b-3 under the Exchange Act.

    NON-TRANSFERABILITY OF AWARD. No Option granted under the Director Plan may be transferred by a participant for any reason or by any means, except by will or by the laws of descent and distribution.

    TERM OF THE PLAN. The Director Plan became effective as of March 24, 1995 and, if the amendments are approved by Nash Finch's stockholders at the Annual Meeting, will terminate on March 1, 2005.

FEDERAL INCOME TAX CONSEQUENCES

    The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an option.

    The options granted under the Director Plan do not qualify as incentive stock options within the meaning of Section 422 of the Code. Generally, neither the non-employee director nor Nash Finch incurs any federal income tax consequences as a result of the grant of an option. Upon exercise of an option, the non-employee director will recognize ordinary compensation income in an amount equal to the difference between (i) the fair market value of the shares purchased on the date the non-employee director is no longer subject to liability under Section 16(b) of the Exchange Act with respect to such shares purchased (or on the date of exercise if the non-employee director makes an election under Section 83(b) of the Code within 30 days of exercise), and (ii) the consideration paid for the shares. Nash Finch will generally be entitled to a corresponding tax deduction at the time the non-employee director realizes ordinary income.

    At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of an option, any gain or loss will be a capital gain or loss. Such gain or loss will be a long-term capital gain or loss if the sale or disposition occurs more than one year after the date of exercise and short-term capital gain or loss if the sale or disposition occurs one year or less after the date of exercise. Such a sale of option shares by a non-employee director will have no tax consequences for Nash Finch.

AWARDS UNDER THE DIRECTOR PLAN AND NEW PLAN BENEFITS

    As a group, directors of Nash Finch who are not also executive officers have received options under the Director Plan to purchase 21,500 shares of Common Stock. No other persons are eligible to receive awards under the Director Plan.

    If the Director Plan is approved by the stockholders at the Annual Meeting, each of Dr. Bitter and Messrs. Fisher, Graham, Grunewald, Lareau, Rodysill and Voss and, assuming their election at the Annual Meeting, Messrs. Ford, Nash and Stokely will automatically be granted options under the Director Plan to purchase 2,500 shares of Common Stock. Accordingly, each of such persons will benefit from the approval of the Director Plan by the stockholders at the Annual Meeting.

    The exact number or amounts of any other future grants of options under the Director Plan are not determinable at this time, as such grants are dependent upon the future election and/or continued service on the Board of eligible directors.

BOARD OF DIRECTORS' RECOMMENDATIONS

    The Board of Directors recommends that the stockholders vote FOR approval and ratification of the Director Plan. The affirmative vote of a majority of the total shares represented in person or by proxy and entitled to vote is required for approval. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the Director Plan.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires Nash Finch's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of Common Stock to file with the SEC reports of initial ownership and reports of changes in ownership in Common Stock. Copies of such reports must also be furnished to Nash Finch, which offers assistance to its directors and executive officers in complying with Section 16(a), including preparing the reports and forwarding them to the SEC for filing.

    For fiscal year 1999, due to administrative oversight on the part of Nash Finch, a single purchase of shares of Common Stock by Mr. Ford was not timely reported on a Form 4 (filed two weeks late), and single awards of Share Units to each of Mr. Nash and Mr. Graham were not timely reported on a Form 5 (each filed one month late). To Nash Finch's knowledge, based upon a review of the copies of reports furnished to Nash Finch and written representations, all other filing requirements applicable to directors and executive officers were complied with during the fiscal year ended January 1, 2000.

                              INDEPENDENT AUDITORS

    On September 14, 1999, the Board of Directors approved the engagement of Ernst & Young LLP to serve as Nash Finch's independent certified public accountants to audit its financial statements for the fiscal year ended January 1, 2000. The Board of Directors, however, has not approved the engagement of an independent certified public accountant to audit Nash Finch's financial statements for the fiscal year ending December 30, 2000. The Board of Directors will address this matter after the management team of Nash Finch makes a recommendation to the Audit Committee.

    Nash Finch has requested and expects a representative of Ernst & Young LLP to be present at the Annual Meeting, to make a statement if he or she so desires and to respond to appropriate questions.

                           2001 STOCKHOLDER PROPOSALS

    Any proposal of a Nash Finch stockholder intended to be presented at the Annual Meeting of Stockholders in 2001 must be received by Nash Finch at its principal executive office not later than December 6, 2000, for inclusion in its proxy statement and form of proxy. A stockholder who wishes to make a proposal at the Annual Meeting in 2000 without including the proposal in Nash Finch's proxy statement must notify Nash Finch by February 19, 2001. If a stockholder fails to give notice by this date, then the persons named as proxies by Nash Finch for that Annual Meeting will have discretionary authority to vote on the proposal.

                                 MISCELLANEOUS

    The Board of Directors is not aware of any other matters which may be presented to the stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment or adjournments thereof, it is the intention of the persons named on the proxy card to vote such proxies in accordance with their best judgment on such matters.

    The cost of soliciting proxies will be borne by Nash Finch. Directors, officers and regular employees of Nash Finch may, without compensation other than their regular compensation, solicit proxies by mail, telephone, facsimile or other electronic transmission, or personal interview. Nash Finch may reimburse brokerage firms and others for their expense in forwarding proxy materials to the beneficial owners of Common Stock.

    All stockholders who do not expect to attend the Annual Meeting, are urged to execute and return the enclosed proxy card promptly.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          NORMAN R. SOLAND
                                          SR. VICE PRESIDENT, SECRETARY
                                            AND GENERAL COUNSEL

April 6, 2000
Edina, Minnesota

                               NASH-FINCH COMPANY
                            2000 STOCK INCENTIVE PLAN

1. PURPOSE OF PLAN.

         The purpose of the Nash-Finch Company 2000 Stock Incentive Plan (the "Plan") is to support the maximization of long-term value creation for Nash-Finch Company (the "Company") and its stockholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

2. DEFINITIONS.

         The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

         2.1 "BOARD" means the Board of Directors of the Company.

         2.2 "BROKER EXERCISE NOTICE" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

         2.3 "CHANGE IN CONTROL" means an event described in Section 13.1 of the Plan.

         2.4 "CODE" means the Internal Revenue Code of 1986, as amended.

         2.5 "COMMITTEE" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

         2.6 "COMMON STOCK" means the common stock of the Company, $1.66-2/3 par value, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 4.3 of the Plan.

         2.7 "DISABILITY" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

         2.8 "ELIGIBLE RECIPIENTS" means all employees of the Company or any Subsidiary and any non-employee directors, consultants and independent contractors of the Company or any Subsidiary.

         2.9 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         2.10 "FAIR MARKET VALUE" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the mean between the reported high and low sale prices of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any foreign or national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board or the National Quotation Bureau, Inc. or other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

         2.11 "INCENTIVE AWARD" means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

         2.12 "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.13 "NON-STATUTORY STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

         2.14 "OPTION" means an Incentive Stock Option or a Non-Statutory Stock Option.

         2.15 "PARTICIPANT" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

         2.16 "PERFORMANCE UNIT" means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established employment, service, performance or other goals.

         2.17 "PREVIOUSLY ACQUIRED SHARES" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

         2.18 "RESTRICTED STOCK AWARD" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

         2.19 "RETIREMENT" means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's plan or practice for purposes of this determination.

         2.20 "SECURITIES ACT" means the Securities Act of 1933, as amended.

         2.21 "STOCK APPRECIATION RIGHT" means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the exercise price of such shares under the terms of such Stock Appreciation Right.

         2.22 "STOCK BONUS" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 10 of the Plan.

         2.23 "SUBSIDIARY" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

         2.24 "TAX DATE" means the date any withholding tax obligation arises under the Code or other applicable tax statute for a Participant with respect to an Incentive Award.

3. PLAN ADMINISTRATION.

         3.1 THE COMMITTEE. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and, if the Board so determines in its sole discretion, who are "outside directors" within the meaning of Section 162(m) of the Code. Such a committee, if established, will act by majority approval of the members (but may also take action with the written consent of all of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the stockholders of the Company, the participants and their respective successors-in-interest. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

         3.2      AUTHORITY OF THE COMMITTEE.

                  (a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

                  (b) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award or accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this Section 3.2 or any other provisions of the Plan, will be deemed to be a re-grant of such Incentive Award for purposes of this Plan.

                  (c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

4. SHARES AVAILABLE FOR ISSUANCE.

         4.1 MAXIMUM NUMBER OF SHARES AVAILABLE. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 600,000 shares of Common Stock, plus any shares of Common Stock which, as of the date the Plan is approved by the stockholders of the Company, are reserved for issuance under the Company's 1994 Stock Incentive Plan, as amended, and which are not thereafter issued or which have been issued but are subsequently forfeited and which would otherwise have been available for further issuance under such plan. Notwithstanding any other provisions of the Plan to the contrary, no Participant in the Plan may be granted any Options or Stock Appreciation Rights, or any other Incentive Awards with a value based solely on an increase in the value of the Common Stock after the date of grant, relating to more than 120,000 shares of Common Stock in the aggregate in any fiscal year of the Company (subject to adjustment as provided in Section 4.3 of the Plan); provided, however, that a Participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion, Options relating to up to 200,000 shares of Common Stock (subject to adjustment as provided in Section 4.3 of the Plan).

         4.2 ACCOUNTING FOR INCENTIVE AWARDS. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

         4.3 ADJUSTMENTS TO SHARES AND INCENTIVE AWARDS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Options, and (b) the exercise price of outstanding Options.

5. PARTICIPATION.

         Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the creation of value for the Company and its stockholders. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6. OPTIONS.

         6.1 GRANT. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an "incentive stock option" for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

         6.2 EXERCISE PRICE. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant or, with respect to an Incentive Stock Option, 110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

         6.3 EXERCISABILITY AND DURATION. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable prior to six months from its date of grant (other than in connection with a Participant's death or Disability) and no Incentive Stock Option may be exercisable after 10 years from its date of grant (five years from its date of grant if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

         6.4 PAYMENT OF EXERCISE PRICE. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order);

provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares (including through delivery of a written attestation of ownership of such Previously Acquired Shares if permitted, and on terms acceptable, to the Committee in its sole discretion), a promissory note (on terms acceptable to the Committee in its sole discretion) or by a combination of such methods.

         6.5 MANNER OF EXERCISE. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Secretary) at its principal executive office in Minneapolis, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

         6.6 AGGREGATE LIMITATION OF STOCK SUBJECT TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company (within the meaning of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options will be treated as Non-Statutory Stock Options. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

7. STOCK APPRECIATION RIGHTS.

         7.1 GRANT. An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment.

         7.2 EXERCISE PRICE. The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant.

         7.3 EXERCISABILITY AND DURATION. A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable prior to six months from its date of grant (other than in connection with a Participant's death or Disability) or after 10 years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in
Section 6.5 of the Plan.

8. RESTRICTED STOCK AWARDS.

         8.1 GRANT. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria; provided, however, that no Restricted Stock Award may vest prior to six months from its date of grant other than in connection with a Participant's death or Disability.

         8.2 RIGHTS AS A STOCKHOLDER; TRANSFERABILITY. Except as provided in Sections 8.1, 8.3 and 14.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

         8.3 DIVIDENDS AND DISTRIBUTIONS. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participant consents to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

         8.4 ENFORCEMENT OF RESTRICTIONS. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

9. PERFORMANCE UNITS.

         An Eligible Recipient may be granted one or more Performance Units under the Plan, and such Performance Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or any Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria. The Committee will have the sole discretion to determine the form in which payment of the economic value of Performance Units will be made to a Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment.

10. STOCK BONUSES.

         An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 10 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

11. EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE.

         11.1 TERMINATION DUE TO DEATH, DISABILITY OR RETIREMENT. Unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Incentive Award:

                  (a) In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:

                           (i) All outstanding Options and Stock Appreciation
                  Rights then held by the Participant will become immediately exercisable in full and remain exercisable, for a period of three years after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);

                           (ii) All Restricted Stock Awards then held by the
                  Participant will become fully vested; and

                           (iii) All Performance Units and Stock Bonuses then
                  held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

                  (b) In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of
         Retirement:

                           (i) All outstanding Options and Stock Appreciation
                  Rights then held by the Participant will remain exercisable, to the extent exercisable as of the date of such termination, for a period of three years after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);

                           (ii) All Restricted Stock Awards then held by the
                  Participant that have not vested as of such termination will be terminated and forfeited; and

                           (iii) All Performance Units and Stock Bonuses then
                  held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

11.2 TERMINATION FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT.

                  (a) Unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Incentive Award, in the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the

         Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options or Stock Appreciation Rights then held by the Participant will thereafter be exercisable, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses; provided, however, that if such termination is due to any reason other than voluntary termination by the Participant or termination by the Company or any Subsidiary for "cause," all outstanding Options and Stock Appreciation Rights then held by such Participant will remain exercisable, to the extent exercisable as of such termination, for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right).

                  (b) For purposes of this Section 11.2, "cause" (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.

         11.3 MODIFICATION OF RIGHTS UPON TERMINATION. Notwithstanding the other provisions of this Section 11, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options and Stock Appreciation Rights (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Units and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option or Restricted Stock Award may become exercisable or vest prior to six months from its date of grant (other than in connection with a Participant's death or Disability) or remain exercisable or continue to vest beyond its expiration date.

         11.4 EXERCISE OF INCENTIVE STOCK OPTIONS FOLLOWING TERMINATION. Any Incentive Stock Option that remains unexercised more than one year following termination of employment by reason of Disability or more than three months following termination for any reason other than death or Disability will thereafter be deemed to be a Non-Statutory Stock Option.

         11.5 DATE OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE. Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

12. PAYMENT OF WITHHOLDING TAXES.

         12.1 GENERAL RULES. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

         12.2 SPECIAL RULES. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 12.1 of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

13. CHANGE IN CONTROL.

         13.1 CHANGE IN CONTROL. For purposes of this Section 13, a "Change in Control" of the Company will mean the following:

                  (a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to any Person (as defined below);

                  (b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

                  (c) any Person, other than a Bona Fide Underwriter (as defined below), becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 20% or more, but not more than 50%, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined below), or (ii) more than 50% of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

                  (d) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective time of such merger or consolidation have, solely on account of ownership of securities of the Company at such time, "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective time of such merger or consolidation, of securities of the surviving corporation representing (i) 50% or more, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) less than 50% of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors); or

                  (e) the Continuity Directors cease for any reason to constitute at least a majority of the Board.

13.2 CHANGE IN CONTROL DEFINITIONS. For purposes of this Section 13:

                  (a) "Continuity Director" means any individual who was a member of the Board on the effective date of the Plan, while he or she is a member of the Board, and any individual who subsequently becomes a member of the Board whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors who are Continuity Directors (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director without objection to such nomination). For example, assuming that seven individuals comprise the entire Board as of the effective date of the Plan, if a majority of such individuals approved a proxy statement in which two different individuals were nominated to replace two of the individuals who were members of the Board as of the effective date of the Plan, these two newly elected directors would join the remaining five directors who were members of the Board as of the effective date of the Plan as Continuity Directors. Similarly, if subsequently a majority of these directors approved a proxy statement in which three different individuals were nominated to replace three other directors who were members of the Board as of the effective date of the Plan, these three newly elected directors would also become, along with the other four directors, Continuity Directors. Individuals subsequently joining the Board could become Continuity Directors under the principles reflected in this example.

                  (b) "Bona Fide Underwriter" means a Person engaged in business as an underwriter of securities that acquires securities of the Company from the Company through such Person's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

                  (c) "Person" means any individual, corporation, partnership, group, association or other "person," as such term is used in Section 13(d) or Section 14(d) of the Exchange Act, other than the Company, any affiliate or any benefit plan sponsored by the Company or any affiliate. For this purpose, an affiliate is (i) any corporation at least a majority of whose outstanding securities ordinarily having the right to vote at elections of directors is owned directly or indirectly by the Company or (ii) any other form of business entity in which the Company, by virtue of a direct or indirect ownership interest, has the right to elect a majority of the members of such entity's governing body.

         13.3 ACCELERATION OF VESTING. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in the agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (a) all Options and Stock Appreciation Rights that have been outstanding for at least six months will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in the employ or service of the Company or any Subsidiary; (b) all Restricted Stock Awards that have been outstanding for at least six months will become immediately fully vested and non-forfeitable; and (c) all outstanding Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Stock Bonuses.

         13.4 CASH PAYMENT FOR OPTIONS. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an

Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

         13.5 LIMITATION ON CHANGE IN CONTROL PAYMENTS. Notwithstanding anything in Section 13.3 or 13.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 13.3 or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 13.4 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other "payments" that such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Participant pursuant to Section 13.3 or 13.4 of the Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will be reduced, that the Participant will have the discretion to determine which "payments" will be reduced, that such "payments" will not be reduced or that such "payments" will be "grossed up" for tax purposes), then this Section 13.5 will not apply, and any "payments" to a Participant pursuant to Section 13.3 or 13.4 of the Plan will be treated as "payments" arising under such separate agreement.

14. RIGHTS OF ELIGIBLE RECIPIENTS AND PARTICIPANTS; TRANSFERABILITY.

         14.1 EMPLOYMENT OR SERVICE. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

         14.2 RIGHTS AS A STOCKHOLDER. As a holder of Incentive Awards (other than Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

         14.3 RESTRICTIONS ON TRANSFER. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, unless approved by the Committee in its sole discretion, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 11 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

         14.4 BREACH OF CONFIDENTIALITY OR NON-COMPETE AGREEMENTS. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or non-compete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

         14.5 NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

15. SECURITIES LAW AND OTHER RESTRICTIONS.

         Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

16. PLAN AMENDMENT, MODIFICATION AND TERMINATION.

         The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2, 4.3 and 13 of the Plan.

17. EFFECTIVE DATE AND DURATION OF THE PLAN.

         The Plan is effective as of February 22, 2000, the date it was adopted by the Board. The Plan will terminate at midnight on February 22, 2010, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

18. MISCELLANEOUS.

         18.1 GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

         18.2 SUCCESSORS AND ASSIGNS. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

                               NASH FINCH COMPANY

                         1995 DIRECTOR STOCK OPTION PLAN

           (As Amended by the Board of Directors on February 22, 2000)

1.       PURPOSE OF PLAN.

         The purpose of the Nash Finch Company 1995 Director Stock Option Plan (the "Plan") is to advance the interests of Nash Finch Company (the "Company") and its stockholders by enabling the Company to attract and retain the services of experienced and knowledgeable directors and to increase the proprietary interests of such directors in the Company's long-term success and progress and their identification with the interests of the Company's stockholders.

2.       DEFINITIONS.

         The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

         2.1 "BOARD" means the Board of Directors of the Company.

         2.2 "CODE" means the Internal Revenue Code of 1986, as amended.

         2.3 "COMMITTEE" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

         2.4 "COMMON STOCK" means the common stock of the Company, par value $1.66 2/3 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with
Section 4.3 of the Plan.

         2.5 "DISABILITY" means the disability of an Eligible Director such as would entitle the Eligible Director to receive disability income benefits pursuant to the long-term disability plan of the Company then covering the Eligible Director or, if no such plan exists or is applicable to the Eligible Director, the permanent and total disability of the Eligible Director within the meaning of Section 22(e)(3) of the Code.

         2.6 "ELIGIBLE DIRECTORS" means all directors of the Company who are not, as of the date of grant of an Option, full-time employees of the Company or any subsidiary of the Company.

         2.7 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         2.8 "FAIR MARKET VALUE" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote), the mean between the reported high and low sale prices of the

Common Stock as reported on the NASDAQ National Market System or any stock exchange on which the Common Stock is listed.

         2.9 "OPTION" means a right to purchase 2,500 shares of Common Stock (subject to adjustment as provided in Section 4.3 of the Plan) granted to an Eligible Director pursuant to Section 5 of the Plan that does not qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.10 "RETIREMENT" means the retirement of an Eligible Director pursuant to and in accordance with the normal retirement/pension plan or practice of the Company then covering the Eligible Director.

         2.11 "SECURITIES ACT" means the Securities Act of 1933, as amended.

3.       PLAN ADMINISTRATION.

         The Plan will be administered by a committee (the "Committee") consisting solely of two or more members of the Board. All questions of interpretation of the Plan will be determined by the Committee, each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan. The Committee, however, will have no power to determine the eligibility for participation in the Plan, the number of shares of Common Stock to be subject to Options, or the timing, pricing or other terms and conditions of the Options.

4.       SHARES AVAILABLE FOR ISSUANCE.

         4.1 MAXIMUM NUMBER OF SHARES AVAILABLE. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 200,000 shares. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

         4.2 ACCOUNTING FOR OPTIONS. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Options will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Option that lapses, expires, or for any reason is terminated unexercised will automatically again become available for issuance under the Plan.

         4.3 ADJUSTMENTS TO SHARES AND OPTIONS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Eligible Directors, the number, kind and, where applicable, exercise price of securities subject to outstanding Options.

5.       OPTIONS.

         5.1 GRANT. On an annual basis, each director of the Company who qualifies as an Eligible Director immediately following each annual meeting of stockholders of the Company will be granted an Option.

         5.2 EXERCISE PRICE. The per share price to be paid by an Eligible Director upon exercise of an Option will be 100% of the Fair Market Value of one share of Common Stock on the date of grant. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order).

         5.3 EXERCISABILITY AND DURATION. Each Option will become exercisable in full six months following its date of grant and, subject to earlier termination in accordance with Section 5.6 of the Plan, will expire and will no longer be exercisable five years from its date of grant.

         5.4 MANNER OF EXERCISE. An Option may be exercised by an Eligible Director in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Corporate Secretary) at its principal executive office in Edina, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 5.2 of the Plan.

         5.5 RIGHTS AS A STOCKHOLDER. As a holder of Options, an Eligible Director will have no rights as a stockholder unless and until such Options are exercised for shares of Common Stock and the Eligible Director becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to Options as to which there is a record date preceding the date the Eligible Director becomes the holder of record of such shares.

         5.6 EFFECT OF TERMINATION OF SERVICE AS DIRECTOR.

         (a) TERMINATION DUE TO DEATH OR DISABILITY. In the event an Eligible Director's service as a director of the Company is terminated by reason of death or Disability, all outstanding Options then held by the Eligible Director will become immediately exercisable in full and will remain exercisable for one year following such termination (but in no event after the expiration date of any such Option).

         (b) TERMINATION DUE TO RETIREMENT. In the event an Eligible Director's service as a director of the Company is terminated by reason of Retirement, all outstanding Options then held by the Eligible Director will become immediately exercisable in full and (i) if granted prior to February 22, 2000, will remain exercisable for one year following such termination (but in no event after the expiration date of any such Option), and (ii) if granted after February 22, 2000, will continue to be exercisable in accordance with their terms.

         (c)      TERMINATION FOR REASONS OTHER THAN DEATH, DISABILITY OR
                  RETIREMENT.

                           (i) In the event an Eligible Director's service as a
                  director of the Company is terminated for any reason other than death, Disability or Retirement, all rights of the Eligible Director under the Plan and any agreements evidencing an Option will immediately terminate without notice of any kind and no Options then held by the Eligible Director will thereafter be exercisable; provided, however, that if such termination is due to any reason other than termination for "cause," all outstanding Options then held by the Eligible Director will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option).

                           (ii) For purposes of this Section 5.6, "cause" will
                  be as defined in any agreement or policy applicable to the Eligible Director or, if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or material and deliberate injury or attempted injury, in each case related to the Company or any subsidiary,
                  (ii) any unlawful or criminal activity of a serious nature,
                  (iii) any willful breach of duty, habitual neglect of duty or unreasonable job performance, or (iv) any material breach of any service, confidentiality or noncompete agreement entered into with the Company.

6. DATE OF TERMINATION OF SERVICE AS A DIRECTOR.

         An Eligible Director's service as a director of the Company will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company, as determined by the Committee based upon such records.

7. RIGHTS OF ELIGIBLE DIRECTORS; TRANSFERABILITY OF INTERESTS.

         7.1 SERVICE AS A DIRECTOR. Nothing in the Plan will interfere with or limit in any way the right of the shareholders to remove an Eligible Director at any time, and neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, will constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director will be retained for any period of time or at any particular rate of compensation.

         7.2 RESTRICTIONS ON TRANSFER OF INTERESTS. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Eligible Director in an Option prior to the exercise of Options will be assignable or transferable, or subjected to any lien, during the lifetime of the Eligible Director, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. In the event of an Eligible Director's death, exercise of any Options (to the extent permitted pursuant to Section 5 of the Plan) may be made by the Eligible Director's legal representatives, heirs and legatees.

         7.3 NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

8.  SECURITIES LAW AND OTHER RESTRICTIONS.

         Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and an Eligible Director may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Options granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

9.  PLAN AMENDMENT, MODIFICATION AND TERMINATION

         The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that (a) no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or the rules of the NASD, and (b) to the extent prohibited by Rule 16b-3 of the Exchange Act, the Plan may not be amended more than once every six months. No termination, suspension or amendment of the Plan may adversely affect any outstanding Option without the consent of the affected Eligible Director; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Section 4.3 of the Plan.

10.  EFFECTIVE DATE AND DURATION OF THE PLAN

         The Plan is effective as of March 24, 1995, the date it was adopted by the Board. The Plan will terminate at midnight on March 1, 2005, and may be terminated prior thereto by Board action, and no Option will be granted after such termination. Options outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

11.  MISCELLANEOUS

         11.1 GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

         11.2 SUCCESSORS AND ASSIGNS. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Eligible Directors.

                                    [LOGO]

                         ANNUAL MEETING OF STOCKHOLDERS
                             Tuesday, May 9, 2000


[LOGO]
7600 FRANCE AVENUE SOUTH, P.O. BOX 355
MINNEAPOLIS, MN 55440-0355                                                 PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 9, 2000.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

By signing the proxy, you revoke all prior proxies and appoint John H. Grunewald, Ron Marshall and Robert F. Nash, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.




                       SEE REVERSE FOR VOTING INSTRUCTIONS

                                PLEASE DETACH HERE


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1.  Election of directors:

    01 Jerry L. Ford         02 Robert F. Nash
    03 John E. Stokely

    / / Vote FOR     / / Vote WITHHELD
    all nominees         from all nominees


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

                                       -----------------------------------------


                                       -----------------------------------------

2.  Proposal to adopt the Nash Finch 2000 Stock Incentive Plan.
                      / / For  / / Against  / / Abstain

3.  Proposal to amend the Nash Finch 1995 Director Stock Option Plan.
                      / / For  / / Against  / / Abstain

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2 AND 3.

Address Change? Mark Box  / /
Indicate changes below:

                                           Date: ___________________________

                                       -----------------------------------------


                                       -----------------------------------------

                                       Signature(s) in Box
                                       (If there are co-owners both must sign)

The signature(s) should be exactly as the name(s) appear printed to the left. If a corporation, please sign the corporation name in full by a duly authorized officer and indicate the office of the signer. When signing as executor, administrator, fiduciary, attorney, trustee or guardian, or as custodian for a minor, please give full title as such. If a partnership, sign in the partnership name.